Exhibit 99.2

For Immediate Release

J.L. HALSEY APPROVES $20 MILLION RIGHTS OFFERING

WILMINGTON, Del. (Aug. 21, 2006) - J.L. Halsey Corporation (OTCBB:JLHY) announced today that its Board of Directors has approved the preparation and filing of a registration statement with the Securities and Exchange Commission for a $20 million common stock rights offering. The purpose of the rights offering is to raise capital to repay a $10 million promissory note issued to fund the recent acquisition of ClickTracks Analytics, a Santa Cruz, California-based provider of web analytics services, and to provide Halsey with additional capital to support its future growth and possible additional acquisitions. Each Halsey stockholder of record on the record date for the rights offering will receive the right to purchase his or her pro rata share of the new shares of Halsey common stock offered for $0.85 per share. In connection with the transaction, William Ty Comfort, the Company’s Chairman and 23.5% beneficial owner, has agreed to cause his affiliate, LDN Stuyvie Partnership, to backstop $10 million of rights offered in the rights offering. Under the terms of the backstop agreement, LDN Stuyvie Partnership will purchase that number of shares of Halsey common stock so that, together with all rights subscribed for and exercised in the rights offering (including any rights subscribed for by LDN Stuyvie Partnership), Halsey will receive gross proceeds (including offsets against the promissory note) in the rights offering of at least $10,000,000. In partial consideration for making a $10 million bridge loan to Halsey and agreeing to backstop the rights offering up to $10 million, Halsey has granted to LDN the exclusive right to exercise those rights to purchase common stock granted to other stockholders of Halsey but which they decline to exercise.

Not a Prospectus

The rights offering will be made only by means of a prospectus that Halsey will file with the Securities and Exchange Commission as part of a registration statement. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such sate or jurisdiction.

Forward Looking Statements

Statements in this release that are not historical, including without limitation statements regarding the plans, expectations, assumptions and estimations with respect to the rights offering and the results thereof, are considered forward-looking statements and speak only as of the date hereof. These statements can be identified by the fact that they use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other such words and terms of similar meaning. As such, these statements are subject to a number of risks and uncertainties. Actual results may be materially different from those expressed or implied by these statements. Factors that could cause or contribute to such differences include, but are not limited to, the receipt and timing of regulatory approvals for the rights offering, the risk that Halsey may be required to modify aspects of the rights offering to obtain regulatory approvals or in light of market conditions, the possibility that the rights offering will not be consummated or that a delay in the timing thereof will be experienced. More information about these risks and uncertainties and other risks and uncertainties facing Halsey may be found in the registration statement relating to the rights offering when it is filed or in the most recent Form 10-K and in the subsequent Form 10-Qs and other periodic filings of Halsey with the U.S. Securities and Exchange Commission. Halsey does not undertake to publicly update or revise any forward-looking statements contained herein even if experience or future changes or circumstances make it clear that any projected results expressed or implied therein will not be realized.

Additional Information

Halsey will file a registration statement including a prospectus and other related documents concerning the proposed rights offering with the SEC. Investors are urged to read the registration statement when it becomes available and any other related documents filed with the SEC because such will contain important information regarding Halsey and the rights offering. These documents, and the annual, quarterly and special reports, proxy and information statements and other filings of Halsey can be obtained free of charge at the web site maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC by Halsey may be obtained free of charge by directing a request to Halsey’s Corporate Secretary, by mail at 103 Foulk Road, Suite 205Q Wilmington, DE 19803 or telephone (302) 691-6189.

Investor Contacts:
Neal Rosen
Kalt Rosen & Company, LLC
415.397.2686
Rosen@KRC-IR.com

Rich McDonald
J.L. Halsey
610 688 3305
Rmcdon8848@earthlink.net